Exhibit 99.2

 Fourth Quarter 2022 Investor Presentation

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2023 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage economic and capital market conditions and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies; the availability and cost of labor, logistics, and transportation; the impact and uncertainty created by the COVID-19 pandemic and efforts to manage it on the global economy, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, governmental regulations and restrictions, and general economic conditions; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as updated and supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and in other documents that the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 that will be filed by March 1, 2023. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income) (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs and income, and the results of the divested operations), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the divested product lines, the divestiture & other related costs, and operational improvement plan costs and income). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes.  These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Overview  2  Provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique  ability to service global, regional, and local customers

 Innovative Technologies Creating Unique Solutions  2  Applications expertise and solutions-based selling  High impact relative to cost  Technically-driven products that are difficult to replace  Strong consumer trends  Opportunities to grow organically and through M&A

 Focusing our portfolio and strengthening our commitment to the end markets  2  Investing in core focus areas of Flavors and Extracts, Natural Ingredients,  Food and Pharmaceutical Colors, and Personal Care  Divested non-core product lines (inks, fragrances, and yogurt fruit prep  product lines) in 2020 and 2021  Expanded flavor portfolio and strengthened technical solutions capabilities through the acquisition of Flavor Solutions, Inc. in July 2021  Strengthened extensive natural color portfolio by acquiring Endemix, a vertically integrated natural color and extracts company, in October 2022

 Natural solutions provider focused on consistent and sustainable supply chain  2  Provider of natural solutions to support health & wellness and  clean label consumer trends  Robust agronomy program ensures responsible procurement  and traceability of sustainable ingredients  Committed to delivering safe, authentic, high-quality natural  products through Sensient’s CertasureTM program

 8  Global Revenue by Group  2022 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  Color Group  2022 Revenue: $604M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2022 Revenue: $738M  Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2022 Revenue: $144M  Core Areas of Focus: Flavors and Colors for food and beverage

 9  Global market leader  Natural color innovator  Excellent innovation & applications expertise  Color Group

 10  Color Overview  Food and Pharmaceutical  73% of Segment Revenue  LC Revenue Change*  Q4 ’22  YTD ’22  +14.9%  +16.9%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes  colors, flavors, coatings, and extracts  Personal Care 27% of  Segment Revenue  LC Revenue Q4 ’22  YTD ’22  Change* • Demand for innovative products with multiple benefits  +4.3% • Product line includes dyes, pigments, formulation aides and  +9.5% ingredients for color cosmetics, hair care, and skin care  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 11  Flavors & Extracts Group  Broad product offering  Unique ability to service global, regional, and local customers  Leading technology platforms  Outstanding applications expertise

 12  Flavors & Extracts Overview  Flavors, Extracts, and Flavor Ingredients  67% of Segment Revenue  LC Revenue Change* Q4 ’22 +11.0%  YTD ’22 +12.6%  Opportunities for on trend products with extracts, taste modulation, and natural flavors  Natural  Ingredients  33% of Segment Revenue  LC Revenue Change*  Q4 ’22 (10.2%)  YTD ’22 (6.1%)  Leading provider of dehydrated onion, garlic, and other products  2022 Revenue: $738M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 13  Asia Pacific Group  Portfolio of food and beverage flavors and colors  R&D centers in key strategic markets to support local and regional customer base  Ability to deliver localized solutions  and technology platforms

 14  2022 revenue of $144 million and operating income of $29 million  Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  Q4 2022 local currency adjusted revenue* and operating profit* improved 6.4% and 3.6%, respectively  *Local currency adjusted revenue and local currency adjusted operating profit are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Asia Pacific Overview

 15  2022 Q4 Segment Results  Color Group reported higher revenue in the quarter due to pricing actions and volume growth. Operating income was up due to pricing actions, partially offset by higher input costs.  Flavors & Extracts Group fourth quarter revenue increased as a result of pricing actions. Volume growth in Flavors, Extracts and Flavor Ingredients was offset by lower Natural Ingredient volumes primarily due to customer destocking. Operating income declined in the quarter primarily due to higher input costs and lower volumes for the Group.  Asia Pacific Group fourth quarter revenue and operating income increased due to pricing actions across the Group.  Local Currency Adjusted Operating Income*  Q4  YTD  Color  +7.8%  +15.1%  Flavors & Extracts  (4.1%)  +10.3%  Asia Pacific  +3.6%  +22.5%  Local Currency Adjusted Revenue*  Local Currency Adjusted* Commentary:  Q4  YTD  Color  +11.9%  +15.0%  Flavors & Extracts  +2.7%  +5.8%  Asia Pacific  +6.4%  +14.4%  * Local-currency (LC) adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16  2022 Q4 Consolidated Results  Q4  YTD  Local Currency Adjusted Revenue*  +5.9%  +9.7%  Local Currency Adjusted Operating Income*  (1.7%)  +12.5%  Local Currency Adjusted Diluted EPS*  (6.8%)  +9.9%  Local Currency Adjusted EBITDA*  +0.3%  +12.8%  Q4 consolidated local currency adjusted revenue increased due to pricing actions across the groups and continued volume growth in the Color Group.  Q4 consolidated local currency adjusted operating income declined despite operating profit growth in the Colors and Asia Pacific Groups. Lower volumes in the Natural Ingredients product line, and higher year-over-year input costs and Corporate expenses related to performance-based compensation contributed to the reduction in the quarter.  * Local-currency (LC) adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Capital Allocation  rs  re  DOLLARS IN MILLIONS  $250  $200 $31  $150 $51  $87  $100 $57  $39  $50  $77 $62  $-  2018 2019  Share Repurchase  Prioritize ROI capital projects  $118 $14  $23 Maintain financial flexibility to pursue  $61  M&A  $79  $52  $67 Excess capital returned to shareholde  through dividend and opportunistic sha  $66 $69  $43 repurchases  2020 2021 2022  Acquisitions  Dividends  Debt Repayments  Capital Expenditure  s  17

 2023 Financial Outlook  17  Metric  Guidance  Comments  Local Currency Revenue*  Mid-single digit growth  Adjusted Local Currency EBITDA*  Mid-to-high single digit growth  Excludes the impact of share-based stock compensation  Diluted EPS (GAAP)  Flat to Low-single digit growth  FX headwind in early 2023, but moderately favorable for  the full year  Interest expense headwind of $10-$12 million  Tax rate of approximately 25%  Local Currency Diluted EPS*  Flat to Low-single digit growth  The 2023 Local Currency Diluted EPS, Local Currency Revenue and Adjusted Local Currency EBITDA growth rates for 2023 are compared to 2022 Adjusted Diluted EPS, Adjusted Revenue and Adjusted EBITDA, respectively. Adjusted revenue, adjusted diluted EPS and adjusted EBITDA are Non- GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Why Invest?  Strong competitive position  Defensible and ‘sticky’ business (& low portion of customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth  17

 APPENDIX*  *Amounts in thousands, except percentages and per share amounts

 ESG Information  Click here to access our  Environmental  Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.  Long-term goals to reduce Energy, Water, and Hazardous Waste intensity  Seed-to-shelf program focused on sustainable supply chain  Emphasis on new products and technologies that minimize waste and environmental impacts  Chemical Risk Strategy implemented to identify and reduce risk in our portfolio  Social  Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.  Sensient’s Code of Conduct and Supplier Code of Conduct require strong ethical behavior, fair employment practices, and strict human rights practices and product safety standards  Robust product, environmental, and raw material safety programs designed to exceed industry standards  Raw material traceability and sustainability programs  Support for our local communities through volunteerism, financial donations, sponsorships, and employee  education opportunities  Governance  Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework.  Board comprised of a majority of independent directors with diverse and accomplished backgrounds  Committed to board diversity and refreshment, we were recognized by 50/50 Women on Boards for the tenth year in a row and we have added seven new directors since 2014.  Robust Code of Conduct built on a foundation of ethics, safety and quality, and professionalism resulting in ethical and lawful conduct of our business  21

 22  Non-GAAP Financial Measures  Note: EPS Calculations may not foot due to rounding differences  Three Months Ended  Three Months Ended  Year Ended  Year Ended   December 31, 2022    December 31, 2021    December 31, 2022    December 31, 2021   Revenue (GAAP)  $ 348,736  $ 340,448  $ 1,437,039  $ 1,380,264  Revenue of the divested product lines   -    (663)   -    (30,062)  Adjusted revenue   $ 348,736   $ 339,785  $ 1,437,039  $ 1,350,202  Operating income (GAAP)  $  41,225  $  40,420  $ 196,751  $ 170,028  Divestiture & other related costs – Cost of products sold  -  58  -  86  Divestiture & other related (income) costs – Selling and administrative expenses  (2,532)  579  (2,532)  14,052  Operating loss (income) of the divested product lines  -  518  -  (1,880)  Operational improvement plan - Selling and administrative expenses (income)   -    115    -    (1,895)  Adjusted operating income   $ 38,693   $ 41,690  $ 194,219  $ 180,391  Net earnings (GAAP)  $  29,121  $  27,229  $ 140,887  $ 118,745  Divestiture & other related (income) costs, before tax  (2,532)  637  (2,532)  14,138  Tax impact of divestiture & other related costs *  636  1,809  636  2,092  Net loss (earnings) of the divested product lines, before tax  -  518  -  (1,880)  Tax impact of the divested product lines *  -  (130)  -  460  Operational improvement plan costs (income), before tax  -  115  -  (1,895)  Tax impact of operational improvement plan *   -    427    -    471   Adjusted net earnings   $ 27,225   $ 30,605  $ 138,991  $ 132,131  Diluted earnings per share (GAAP)  $  0.69  $  0.65  $  3.34  $  2.81  Divestiture & other related (income) costs, net of tax  (0.04)  0.06  (0.04)  0.38  Results of operations of the divested product lines, net of tax  -  0.01  -  (0.03)  Operational improvement plan costs (income), net of tax - 0.01 - (0.03)  Adjusted diluted earnings per share $ 0.64 $ 0.73 $ 3.29 $ 3.13  * Tax impact adjustments were determined based on the nature of the underlying Non-GAAP adjustments and their relevant jurisdictional tax rates.

 Non-GAAP Financial Measures (Cont’d)  28  Revenue   Total   Foreign  Exchange   Rates    Adjustments*  Adjusted  Local   Currency    Total   Foreign  Exchange   Rates    Adjustments*  Adjusted  Local   Currency   Flavors & Extracts  0.8%  (1.8%)  (0.1%)  2.7%  (0.2%)  (2.2%)  (3.8%)  5.8%  Color  7.8%  (3.8%)  (0.3%)  11.9%  10.8%  (3.8%)  (0.4%)  15.0%  Asia Pacific  (3.3%)  (9.7%)  0.0%  6.4%  6.1%  (8.0%)  (0.3%)  14.4%  Total Revenue  2.4%  (3.3%)  (0.2%)  5.9%  4.1%  (3.4%)  (2.2%)  9.7%  Operating Income  Flavors & Extracts  (2.0%)  (0.1%)  2.2%  (4.1%)  6.9%  (0.9%)  (2.5%)  10.3%  Color  2.0%  (5.9%)  0.1%  7.8%  10.7%  (5.1%)  0.7%  15.1%  Asia Pacific  (7.9%)  (11.5%)  0.0%  3.6%  12.0%  (10.1%)  (0.4%)  22.5%  Corporate & Other  (10.5%)  0.0%  (26.6%)  16.1%  (9.8%)  0.0%  (29.4%)  19.6%  Total Operating Income  2.0%  (5.6%)  9.3%  (1.7%)  15.7%  (5.2%)  8.4%  12.5%  Diluted Earnings Per Share  6.2%  (6.1%)  19.1%  (6.8%)  18.9%  (5.3%)  14.3%  9.9%  Adjusted EBITDA  (4.3%)  (4.6%)  N/A  0.3%  8.7%  (4.1%)  N/A  12.8%  * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the divested product lines, divestiture & other related costs and income, and 2021 operational improvement plan costs and income.   Three Months Ended December 31, 2022 Year Ended December 31, 2022

 Non-GAAP Financial Measures (Cont’d)  28  Note: *Fragrances was divested in April 2021, Inks was divested in June 2020, and Yogurt Fruit Prep was divested in September 2020.  Revenue   Total   Exchange   Rates   Local   Currency    Total   Exchange   Rates   Local   Currency   Flavors, Extracts and Flavor Ingredients  8.2%  (2.8%)  11.0%  9.3%  (3.3%)  12.6%  Natural Ingredients  (10.4%)  (0.2%)  (10.2%)  (6.2%)  (0.1%)  (6.1%)  Fragrances*  (100.0%)  0.0%  (100.0%)  (100.0%)  0.0%  (100.0%)  Yogurt Fruit Prep*  (100.0%)  0.0%  (100.0%)  (100.0%)  0.0%  (100.0%)  Flavors & Extracts Group  0.8%  (1.8%)  2.6%  (0.2%)  (2.2%)  2.0%  Food and Pharmaceutical  11.9%  (3.0%)  14.9%  13.5%  (3.4%)  16.9%  Personal Care  (1.2%)  (5.5%)  4.3%  4.6%  (4.9%)  9.5%  Inks*  (59.4%)  0.0%  (59.4%)  (17.7%)  0.0%  (17.7%)  Color Group  7.8%  (3.8%)  11.6%  10.8%  (3.8%)  14.6%  Asia Pacific  (3.3%)  (9.7%)  6.4%  6.1%  (8.0%)  14.1%  Total revenue including the product lines  divested  2.4%  (3.3%)  5.7%  4.1%  (3.4%)  7.5%   Three Months Ended December 31, 2022 Year Ended December 31, 2022 Foreign Foreign

 Non-GAAP Financial Measures (Cont’d)  28  Revenue   2022   Adjustments*  Adjusted   2022    2021   Adjustments*  Adjusted   2021   Flavors & Extracts  $ 178,893  $ -  $ 178,893  $ 177,448  $ (221)  $ 177,227  Color  147,842  -  147,842  137,104  (442)  136,662  Asia Pacific  34,567  -  34,567  35,749  -  35,749  Intersegment elimination   (12,566)   -    (12,566)   (9,853)   -    (9,853)  Consolidated   $ 348,736   $ -  $ 348,736  $ 340,448  $ (663)  $ 339,785  Operating Income  Flavors & Extracts  $ 21,495  $ -  $ 21,495  $ 21,942  $ 491  $ 22,433  Color  24,584  -  24,584  24,113  27  24,140  Asia Pacific  6,615  -  6,615  7,184  -  7,184  Corporate & Other   (11,469)   (2,532)   (14,001)   (12,819)   752    (12,067)  Consolidated   $ 41,225   $ (2,532)  $ 38,693  $ 40,420  $ 1,270  $ 41,690  * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs and income, and 2021 operational improvement plan costs and income.  Results by Segment Three Months Ended December 31,

 Non-GAAP Financial Measures (Cont’d)  28  Revenue   2022   Adjustments*  Adjusted   2022    2021   Adjustments*  Adjusted   2021   Flavors & Extracts  $ 738,003  $ -  $ 738,003  $ 739,427  $ (27,837)  $ 711,590  Color  604,017  -  604,017  545,270  (2,080)  543,190  Asia Pacific  143,581  -  143,581  135,348  (295)  135,053  Intersegment elimination   (48,562)   -    (48,562)   (39,781)   150    (39,631)  Consolidated   $ 1,437,039   $ -  $ 1,437,039  $ 1,380,264  $ (30,062)  $ 1,350,202  Operating Income  Flavors & Extracts  $ 105,424  $ -  $ 105,424  $ 98,660  $ (2,368)  $ 96,292  Color  114,619  -  114,619  103,575  575  104,150  Asia Pacific  29,492  -  29,492  26,330  (87)  26,243  Corporate & Other   (52,784)   (2,532)   (55,316)   (58,537)   12,243    (46,294)  Consolidated   $ 196,751   $ (2,532)  $ 194,219  $ 170,028  $ 10,363  $ 180,391  Results by Segment Year Ended December 31,   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs and income, and 2021 operational improvement plan costs and income.

 Non-GAAP Financial Measures (Cont’d)   2022    2021    % Change    2022    2021    % Change   Operating income (GAAP)  $ 41,225  $ 40,420  2.0%  $ 196,751  $ 170,028  15.7%  Depreciation and amortization  13,205  13,223  52,467  52,051  Depreciation and amortization, divested product lines  -  -  -  (146)  Share-based compensation expense  3,662  3,142  16,138  9,573  Divestiture & other related (income) costs, before tax  (2,532)  637  (2,532)  14,138  Results of operations of the divested product lines, before tax  -  518  -  (1,880)  Operational improvement plan costs (income), before tax   -    115       -    (1,895)     Adjusted EBITDA   $ 55,560   $ 58,055  (4.3%)  $ 262,824  $ 241,869  8.7%   Three Months Ended December 31, Year Ended December 31,   28

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